FOR IMMEDIATE RELEASE                                                                                                              EXHIBIT 99.1

Media Contact: Gabby Nelson (763) 551-7460 gabby.nelson@selectcomfort.com	Investor Contact: Jim Raabe (763) 551-7498 investorrelations@selectcomfort.com

SELECT COMFORT CORPORATION PROVIDES UPDATE ABOUT UPCOMING
 SPECIAL MEETING OF SHAREHOLDERS

MINNEAPOLIS – (August 21, 2009) – Select Comfort Corporation (NASDAQ: SCSS), one of the nation’s leading bed retailers and creator of the SLEEP NUMBER® bed, today provided updated information in connection with the special meeting of its shareholders scheduled for August 27, 2009. At the special meeting, shareholders are scheduled to vote on the previously announced proposed sale of 50 million shares of the company’s common stock, representing a 52.3 percent controlling interest, to Sterling Partners at a price of $0.70 per share (the “Sterling Transaction”). Details regarding this proposal and related proposals can be found in the Definitive Proxy Statement for the meeting, which was filed with the Securities and Exchange Commission (SEC) July 28, 2009 and mailed to shareholders beginning July 31, 2009.

Schedule 13D Amendment filed by Clinton Group, Inc.

According to a Schedule 13D filed with the SEC August 18, 2009 by Clinton Group, Inc. (“Clinton”), an affiliate of Clinton entered into a securities purchase agreement with an affiliate of Sterling Partners, which provides, among other things, that Clinton has agreed to co-invest in Select Comfort alongside Sterling Partners through an investment of up to $5.0 million in an affiliate of Sterling Partners, which will fund a portion of the investment in Select Comfort in the Sterling Transaction.

Until immediately prior to the execution of the agreement between an affiliate of Sterling Partners and Clinton, the company was not informed by Sterling Partners of its discussions

-more-

Select Comfort Corporation Provides Update - Page 2 of 5

relating to this agreement with Clinton, nor has the company given its endorsement to the agreement as it is concerned that the agreement appears to advantage one, or a limited number, of the Company’s shareholders over others.

Proxy Advisory Firm Recommendations

The company also announced that two proxy advisory firms, RiskMetrics Group and Glass, Lewis & Co., have each issued reports recommending that its shareholders vote in favor of the proposed Sterling Transaction at the special meeting of shareholders scheduled for August 27, 2009.

The analyses, reports and recommendations of the respective proxy advisory firms are solely the work product of the respective firms and the company expressly disclaims any responsibility for the information in such reports. In particular, Select Comfort notes that it advised the RiskMetrics Group that it had incorrectly characterized the purchase price as a premium to market on the day of signing and had not reported the most current information regarding the company. RiskMetrics Group acknowledged receipt of the information and maintained its recommendation for the Sterling Transaction. Select Comfort does not hereby incorporate by reference any such analyses, reports or recommendations.

About Select Comfort Corporation

Founded more than 20 years ago, Select Comfort was ranked the no. 1 bedding retailer in the United States for nine years running1. Based in Minneapolis, the company designs, manufactures, markets and supports a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number® bed, as well as foundations and bedding accessories. SELECT COMFORT® products are sold through its approximately 420 company-owned stores located across the United States; select bedding retailers; direct marketing operations; and online at www.sleepnumber.com.

-more-

Select Comfort Corporation Provides Update - Page 3 of 5

Forward-Looking Statements

Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as the occurrence of any event, change or other circumstances that could give rise to the termination of the securities purchase agreement with Sterling Partners, including without limitation the failure to obtain shareholder approval of the proposed transaction or the failure to satisfy any of the conditions to closing of the proposed transaction; the outcome of any legal proceedings that may be instituted against us with respect to the proposed transaction with Sterling Partners; the risk that the proposed transaction with Sterling Partners disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; other risks, including our ability to improve sales and operating results and to realize cost savings; our ability to fund our operations through cash flow from operations or availability under our bank line of credit or other sources, and the cost of credit or other capital resources necessary to finance operations; the risk of non-compliance with financial covenants under our bank line of credit and the risk that we may not be successful in obtaining continuing waivers or other financial accommodations from our lenders; the potential need to obtain additional capital through the issuance of debt or equity securities, including pursuant to the proposed transaction with Sterling Partners, which may significantly increase our costs or dilute our existing shareholders, and the risk that we may not be successful in obtaining additional capital that may be needed; current general and industry economic trends; consumer confidence; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; consumer acceptance of our products, product quality, innovation and brand image; availability of attractive and cost-effective consumer credit options; execution of our retail store distribution strategy, including our ability to cost-effectively close under-performing store locations; our dependence on significant suppliers, and our ability to maintain relationships with key suppliers, including several sole source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; industry competition; our ability to continue to improve

-more-

Select Comfort Corporation Provides Update - Page 4 of 5

our product line; warranty expenses; risks of pending and potentially unforeseen litigation; increasing government regulations, including new flammability standards for the bedding industry and new safety standards for consumer products, which have or will add product cost pressures and have or will require implementation of systems and manufacturing process changes to ensure compliance; the adequacy of our management information systems to meet the evolving needs of our business and evolving regulatory standards applicable to data privacy and security; our ability to attract and retain senior leadership and other key employees, including qualified sales professionals; uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events; and the risks described in the Company’s Annual Report on Form 10-K for the year ended January 3, 2009, under the caption “Risk Factors.” These risks and uncertainties are not exclusive and further information concerning our business, including factors that potentially could materially affect our financial results or condition, may emerge from time to time, including factors that we may consider immaterial or do not anticipate at this time.

When relying on forward-looking statements to make decisions with respect to our company, investors and others are cautioned to consider these and other risks and uncertainties. We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements in this news release whether as a result of new information, future events or for any other reason.

Important Additional Information for Investors and Shareholders

Portions of this communication are being made in respect of the proposed equity investment transaction involving Select Comfort and Sterling Partners. In connection with the proposed transaction, Select Comfort has filed a definitive proxy statement and other documents regarding the proposed transaction with the SEC. The final proxy statement has been mailed to the shareholders of Select Comfort. INVESTORS AND SECURITY HOLDERS OF

-more-

Select Comfort Corporation Provides Update - Page 5 of 5

SELECT COMFORT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT SELECT COMFORT AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement and other documents filed with the SEC by Select Comfort at the SEC’s website at www.sec.gov. Free copies of the proxy statement and other documents filed with the SEC can also be obtained by directing a request to Select Comfort Corporation, 9800 59th Avenue North, Plymouth, Minnesota 55442, Attention: Investor Relations, telephone: (763) 551-7000. In addition, investors and security holders may access copies of the documents filed with the SEC by Select Comfort on Select Comfort’s Web site at www.selectcomfort.com.

Select Comfort and its directors, executive officers, certain members of management and employees may be soliciting proxies from the shareholders of Select Comfort in respect of the proposed transaction. If and to the extent that any of the Select Comfort participants will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of those benefits will be described in the definitive proxy statement relating to the transaction. Investors and shareholders can obtain more detailed information regarding the direct and indirect interests of Select Comfort directors and executive officers in the proposed transaction by reading the definitive proxy statement.

# # #

1 Furniture/Today